SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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H. J. Heinz Company

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     The following presentation was posted to H. J. Heinz Company’s internal website:

Heinz

                                              H. J. Heinz Company
                                               World Headquarters
                                               ------------------
                                        Hayes Park, London o June 16, 2006

                                                                              1

Heinz Safe Harbor Statement
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SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of
1995. Forward-looking statements are generally identified by the words "will,"
"expects," "anticipates," "believes," "estimates" or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, as well as anticipated reductions in spending.
These forward-looking statements reflect management's view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz's control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

sales, earnings, and volume growth, general economic, political, and industry conditions, competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, energy and raw material costs, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls, the ability to maintain favorable supplier relationships, currency valuations and interest rate fluctuations, change in credit ratings, the ability to identify and complete and the timing, pricing and success of acquisitions, joint ventures, divestitures and other strategic initiatives, approval of acquisitions and divestitures by competition authorities, and satisfaction of other legal requirements, the ability to successfully complete cost reduction programs,the results of shareholder proposals, the ability to limit disruptions to the business resulting from the emphasis on three core categories and potential divestitures, the ability to effectively integrate acquired businesses, new product and packaging innovations, product mix, the effectiveness of advertising, marketing, and promotional programs, the ability to maintain sales growth while reducing spending on advertising, marketing and promotional programs,supply chain efficiency, cash flow initiatives, risks inherent in litigation, including tax litigation, and international operations, particularly the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and other laws and regulations, including tax laws, the success of tax planning strategies, the possibility of increased pension expense and contributions and other people-related costs, the possibility of an impairment in Heinz's investments, and other factors described in "Cautionary Statement Relevant to
Forward-Looking Information" in the Company's Form 10-K for the fiscal year ended April 27, 2005. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws. Heinz will file a proxy statement in connection with its 2006 annual meeting of stockholders. Heinz stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by Heinz with the Securities and Exchange
Commission for free at the Internet website maintained by the Securities and
Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at Heinz's Internet website at www.heinz.com or by writing to H. J. Heinz
Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219.
In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on June 9, 2006.

                                                                              2

Heinz

Ted Smyth
-------------------------------------------------------------------------------
Chief Administrative Officer
H. J. Heinz Company

                                                                              3

Heinz

William R. Johnson
-------------------------------------------------------------------------------
Chairman, President and CEO
H. J. Heinz Company

                                                                              4

Heinz
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                            European Leadership Team

                                                                              5

Heinz
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                   Superior Value and Growth in FY07 and FY08

                                                                              6

Heinz
Superior Value and Growth Plan FY07-FY08
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The plan has three parts:

-        Reduce costs to improve margins
-        Grow the core portfolio
-        Generate cash to deliver superior value

                                                                              7

Heinz
Superior Value and Growth Plan
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                              Key Operational Initiatives
                              ---------------------------
Reduce Costs to               -  Reduce SG&A costs
Improve Margins               -  Optimize trade spend
                              -  Integrate the global supply chain

                              -  Increase innovation
Grow the Core                 -  Reinvest in our business
Portfolio                     -  Accelerate growth in foodservice
                              -  Grow in emerging markets: RICIP

Generate Cash                 -  Improve working capital
to Deliver                    -  Prioritize capital spending
Superior Value                -  Optimize capital structure and payout policy

                                                                              8

Heinz
We Are Targeting $60MM of
SG&A Productivity in FY07
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Cost Savings
------------
                                                $MM
                                                ---
Payroll Reductions                              30
Indirect Procurement                            20
Distribution Network
Optimization                                    10
------------                                    --
Total                                           60

Investments/Cost Headwinds
--------------------------

                                                $MM
                                                ---
Increased R&D                              Double-Digit
Marketing                                       50
Wage Inflation                                  10
New LTIP 10
Increased Fuel Costs                         $65/bbl

                                                                              9

Heinz
Continue to Optimize
Deals and Allowances
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Heinz Trade Spend as a Percentage of Gross Sales, FY03 vs. FY06

        FY03    FY06
East    19.80%  18.10%

                                                                             10

Heinz
Global Trade Spend Summit

                                                                             11

Heinz
Supply Chain Composition
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                    $ Billions
                    ----------
COGS                   5.4
Distribution           0.6
                       ---
Total Costs            6.0
------------------------------
Total Plants           91

                                                                             12

Heinz
Global Supply Chain Initiatives
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Initiatives                                       Savings ($MM)
-----------                                       -------------
- Leverage direct and
  indirect procurement                                 120

                                                                             13

Heinz
FY07 Operational Targets
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Reduce D&A                    $95MM
Exit Additional Plants        15
Reduce Headcount              2,700
R&D Increase                  Double digit
Increase Marketing            $50MM

                                                                             14

Heinz
Global Supply Chain Initiatives
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Initiatives                                       Savings ($MM)
-----------                                       -------------
-  Leverage direct and
   indirect procurement                                120
-  Expand Six Sigma                                     30
-  Exit 15 factories                                    15
-  -----------------                                  ----

   Total COGS Savings                                  165

                                                                             15

Heinz
We Expect to Improve Gross Margin by More Than 100bps in FY07
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Net Price      Inflation      Productivity        Mix

(1) Continuing Ops. Ex. Special Items.

                                                                             16

Heinz
Superior Value and Growth Plan
-------------------------------------------------------------------------------

                         Key Operational Initiatives
                         ---------------------------
Reduce Costs to          - Reduce SG&A costs
Improve Margins          - Optimize trade spend
                         - Integrate the global supply chain

Grow the Core            - Increase innovation
Portfolio                - Reinvest in our business
                         - Accelerate growth in foodservice
                         - Grow in emerging markets: RICIP

Generate Cash            - Improve working capital
to Deliver               - Prioritize capital spending
Superior Value           - Optimize capital structure and payout policy

                                                                             17

Heinz
New Product Pipeline

                                                                             18

Heinz
New Product Pipeline

                                                                             19

Heinz
New Product Pipeline

                                                                             20

Heinz
New Product Pipeline

                                                                             21

Heinz
New Product Pipeline

                                                                             22

Heinz
New Line of Health and Wellness Related Infant Foods
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Energy          Healthy Tummy                 Sleep      Hypoallergenic
Underweight     Gastro-intestinal problems    Sleeping   Intolerances
Convalescent    Diarrhoea - Constipation      problems   Allergies
Pre-term        Reflux
                                                                             23

Heinz
Continued Commitment
to Innovation
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R&D Spend Increases

12%       12%       Double-Digit        Double-Digit
FY05      FY06          FY07E              FY08E

                                                                             24

Heinz
Plan to Increase and Prioritize
Marketing Investment
-------------------------------------------------------------------------------
Increasing Marketing Spend

        FY06PF  FY07P
East    $267    $317

                                                                             25

Heinz
Plan to Increase and Prioritize
Marketing Investment
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- Focus 75% of Marketing Spend on Top 10 Brands

        1st Qtr               2nd Qtr
East    60                    75
West    40                    25

    Percentage of Sales      Marketing Spending
                                                                             26

Heinz
Grow Emerging Markets at
Double-Digit Rates
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-        Heinz Core:  RICIP
-        40% of world's population
-        ~7.5% of company sales
-        Expected sales growth of more than 10%
-        1/4 of our total sales growth in  FY07

                                                                             27

Heinz
Superior Value and Growth Plan
-------------------------------------------------------------------------------

                         Key Operational Initiatives
                         ---------------------------
Reduce Costs to          - Reduce SG&A costs
Improve Margins          - Optimize trade spend
                         - Integrate the global supply chain

Grow the Core            - Increase innovation
Portfolio                - Reinvest in our business
                         - Accelerate growth in foodservice
                         - Grow in emerging markets: RICIP

Generate Cash            - Improve working capital
to Deliver               - Prioritize capital spending
Superior Value           - Optimize capital structure and payout policy

                                                                             28

Heinz
FY07 Dividend Increase
-------------------------------------------------------------------------------

        FY06    FY07
East    1.20    1.40

- Dividend payout ratio of approximately 60%

                                                                             29

Heinz
Generate Cash to Deliver
Superior Shareholder Value
-------------------------------------------------------------------------------

- Nearly $2 billion returned to shareholders in FY05 and FY06 in dividends and share repurchases
- Nearly $2 billion to be returned in FY07-FY08

                                                                             30

Heinz
Generate Cash to Deliver
Superior Value
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-      Dramatically improved working capital
-      CCC reduced from 92 days in FY02 to 56 in FY06
-      CCC target reduction of 2-3 days per year in FY07 and FY08

                                                                             31

Heinz
Generate Cash to
Deliver Superior Value
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-  Prioritize capital spending          Capex as Percent of Sales
-  Target only highly strategic
   acquisitions                                 Top 10 brands
                                        FY03-FY06       Average       0.027
                                        FY07E-FY08E                   0.025

                                                                             32

Heinz
FY07 Financial Targets(1)
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Net Sales Growth              3-4%
Operating Income Growth       8% +
EPS Growth                    10%
Operating Free Cash Flow      $800MM

(1) Projected growth off Pro forma base

                                                                             33

                                     Heinz

                                   Thank You

                                                                             34

Special Interest Shareholder Group

                                                                             35

Heinz

William R. Johnson
-------------------------------------------------------------------------------
Chairman, President and CEO
H. J. Heinz Company

                                                                             36

Heinz
                                              H. J. Heinz Company
                                               World Headquarters
                                      Hayes Park, London o June 16, 2006

                                                                             37

*   *   *

     On June 15, 2006, Heinz filed a preliminary proxy statement in connection with its 2006 annual meeting of shareholders. Prior to the annual meeting, Heinz will furnish a definitive proxy statement to its shareholders, together with a WHITE proxy card. Heinz shareholders are strongly advised to read Heinz’s proxy statement as it contains important information. Shareholders may obtain Heinz’s preliminary proxy statement, any amendments or supplements to the proxy statement and other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement and any amendments and supplements to the definitive proxy statement will also be available for free at Heinz’s Internet website at www.heinz.com or by writing to H. J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of Heinz’s proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz’s shareholders is available in Heinz’s preliminary proxy statement filed with the Securities and Exchange Commission on June 15, 2006.